Exhibit 99.6

ADVISOR FINANCIAL STATEMENTS

As of June 30, 2006 and December 31, 2005 and for the six month periods ended June 30, 2006 and 2005:

Unaudited Condensed Consolidated Balance Sheets	2
Unaudited Condensed Consolidated Statements of Income	3
Unaudited Condensed Consolidated Statements of Stockholders’ Equity	4
Unaudited Condensed Consolidated Statements of Cash Flows	5
Notes to Unaudited Condensed Consolidated Financial Statements	6

CNL RETIREMENT CORP. AND SUBSIDIARY
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30,	December 31,
	2006	2005
Assets
Current assets:
Cash and cash equivalents	$6,548,701	$1,492,063
Due from related parties	572,719	2,129,615
Prepaid expenses and other assets	84,981	70,057
Total current assets	7,206,401	3,691,735

Property and equipment, net	3,470,734	2,466,460
Other assets, at cost	247,526	245,137

	$10,924,661	$6,403,332

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable and accrued expenses	$2,479,246	$3,678,057
Due to related parties	5,706,788	—
Total current liabilities	8,186,034	3,678,057

Deferred rent expense	36,295	202,133

Total liabilities and deferred expense	8,222,329	3,880,190

Stockholders’ equity
Class A common stock; $1 par value per share; 10,000 shares authorized; 1,000 shares issued and outstanding	1,000	1,000
Class B common stock; $1 par value per share; 5,000 shares authorized; 1,027 shares issued and outstanding	1,027	1,027
Additional paid-in capital	2,521,115	2,521,115
Retained earnings	179,190	—

Total stockholders’ equity	2,702,332	2,523,142

Total liabilities and stockholders’ equity	$10,924,661	$6,403,332

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

CNL RETIREMENT CORP. AND SUBSIDIARY
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME

Six Months Ended June 30, 2006 and 2005

	Six Months Ended
	June 30,
	2006	2005
Revenue
Acquisition fees	$2,598,793	$4,637,010
Debt acquisition fees	4,327,935	11,101,578
Management fees	10,408,337	9,308,906
Interest and other income	1,529,425	1,169,814
	18,864,490	26,217,308

Expenses
Corporate services provided by related parties	866,264	2,897,191
Salaries and benefits	6,491,463	4,797,668
General and administrative	2,061,920	1,994,579
Rent	705,758	448,181
Depreciation and amortization	406,152	295,469
	10,531,557	10,433,088

Income before provision for income taxes	8,332,933	15,784,220

Provision for income taxes	(3,187,347)	(5,939,602)

Net income	$5,145,586	$9,844,618

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

CNL RETIREMENT CORP. AND SUBSIDIARY
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

Six Months Ended June 30, 2006

	Class A		Class B
	Common Stock		Common Stock		Additional
	Shares	Par	Shares	Par	Paid-In	Retained
	Outstanding	Value	Outstanding	Value	Capital	Earnings	Total

Balance at December 31, 2005	1,000	$1 ,000	1,027	$1,027	$2,521,115	$—	$2,523,142

Dividends paid	—	—	—	—	—	(4,966,396)	(4,966,396)

Net income	—	—	—	—	—	5,145,586	5,145,586

Balance at June 30, 2006	1,000	$1,000	1,027	$1,027	$2,521,115	$179,190	$2,702,332

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

CNL RETIREMENT CORP. AND SUBSIDIARY
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

Six Months Ended June 30, 2006 and 2005

	Six Months Ended June 30,
	2006	2005
Cash flows from operating activities:
Net income	$5,145,586	$9,844,618
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	406,152	295,469
Loss on retired assets	212,191	—
Changes in operating assets and liabilities:
Due from related parties	4,565,313	432,103
Prepaid expenses and other assets	(17,313)	44,036
Accounts payable and accrued expenses	(604,170)	(1,579,378)
Due to related parties	2,103,730	(749,485)
Deferred rent expense	(165,838)	18,950
Net cash provided by operating activities	11,645,651	8,306,313

Cash flows from investing activities:
Purchases of property and equipment	(2,138,246)	(585,331)
Proceeds from sale of assets	515,629	—
Net cash used in investing activities	(1,622,617)	(585,331)

Cash flow from financing activities:
Dividends paid to stockholders	(4,966,396)	(12,937,569)
Net cash used in financing activities	(4,966,396)	(12,937,569)

Net increase (decrease) in cash and cash equivalents	5,056,638	(5,216,587)

Cash and cash equivalents at beginning of period	1,492,063	5,235,669

Cash and cash equivalents at end of period	$6,548,701	$19,082

Supplemental disclosure of cash flow information:

Cash paid during the year for income taxes	$3,187,347	$5,939,602

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

CNL RETIREMENT CORP. AND SUBSIDIARY
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Six Months Ended June 30, 2006 And 2005

1.  Organization and Nature of Business

CNL Retirement Corp. (the “Company”) and its wholly owned subsidiary, CNL Retirement Development Company, provide management, advisory and administrative services and assist in identifying and acquiring seniors’ housing and health care-related  properties and obtaining financing for CNL Retirement Properties, Inc. and it’s subsidiaries (“CRP”).

2.  Interim Period Financial Statements

The interim statements have been prepared without audit. Certain information and footnote disclosures normally included in financial statements presented in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted. The Company’s management believes the disclosures made are adequate to make the interim financial information presented not misleading.

In the opinion of management, the accompanying interim statements reflect all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position of the Company as of June 30, 2006 and the results of operations and cash flows for the six months ended June 30, 2006 and 2005. Interim results are not necessarily indicative of fiscal year performance because of seasonal and short-term variations.

Amounts included in the financial statements as of December 31, 2005, have been derived from the audited financial statements of the Company for the year then ended.

These unaudited condensed consolidated financial statements should be read in conjunction with the audited financial statements of CNL Retirement Corp. for the year ended December 31, 2005. The accompanying unaudited condensed consolidated financial statements include the accounts of CNL Retirement Corp. and its wholly owned subsidiary. All significant intercompany balances and transactions have been eliminated.

3.  Related Party Transactions

One of the principal stockholders of the Company’s parent is a stockholder, director and officer of CRP and is also an officer and director of the Company. Additionally, the President of the Company’s parent is an officer and director of the Company as well as an officer and director of CRP.

The Company’s fee revenue is primarily earned for services provided to CRP. In addition, the Company provides accounting and administrative services to CRP and other related companies for which it receives personnel reimbursements. For the six months ended June 30, 2006 and 2005 such reimbursements amounted to $1,491,559 and $1,134,374, respectively and are included in interest and other income.

CNL RETIREMENT CORP. AND SUBSIDIARY
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Six Months Ended June 30, 2006 And 2005

Amounts due from related parties at June 30, 2006 and December 31, 2005 consist of the following:

	June 30	December 31
	2006	2005

Acquisition fees	$(45,948)	$309,191
Other	618,667	1,820,424

	$572,719	$2,129,615

Amounts due to related parties at June 30, 2006 and December 31, 2005 consist of the following:

	June 30	December 31
	2006	2005

Amounts paid by Parent on behalf of the Company and accounting and administrative services	$3,008,416	$—
Amounts due for furniture deposits paid by Parent	2,698,372	—

	$5,706,788	$—

Amounts due are unsecured, non-interest bearing and due on demand.

The Company maintains bank accounts in a bank in which certain officers and directors serve as directors and are stockholders. The amounts deposited with this bank were $6,548,701 and $1,492,063 as of June 30, 2006 and December 31, 2005, respectively.

4.  Merger Agreement

On May 1, 2006, CRP entered into a definitive merger agreement with Health Care Property Investors, Inc. (“HCP”), under which a wholly owned subsidiary of HCP will merger with CRP.  In connection with the merger with CRP, HCP has also entered into a definitive merger agreement with respect to the Company, pursuant to which all  outstanding shares of the Company’s capital stock will be converted into the right to receive in the aggregate 4,378,923 shares of HCP common stock.  Consummation of the merger with CRP is subject to several conditions, including the registration with the SEC of the HCP shares to be issued as consideration and the approval of the merger by the CRP stockholders.  On August 4, 2006, HCP’s registration statement on Form S-4 (No. 333-135569) related to the HCP shares of common stock to be issued to stockholders of CRP was declared effective by the SEC.  The special meeting of stockholders of CRP to consider and approve the merger of CRP with a subsidiary of HCP is scheduled for September 26, 2006.  The proposed merger with CRP and the proposed merger with the Company are also conditioned upon the consummation of the other.  The merger transaction is expected to be completed in October 2006.  There can be no assurances that these transactions will be consummated.

5.  Subsequent Events

In September of 2006, the Company entered into agreements with certain executives that require payments of up to $6,000,000 in connection with the merger with HCP.